                                                               EXHIBIT 10.12

                                                               EXHIBIT A












                              GLOSSARY OF TERMS
                                     IN
                        GLOBAL SETTLEMENT AGREEMENT,
                              TRUST AGREEMENT,
                         TRUST DISTRIBUTION PROCESS,
                                     AND
                    DEFENDANT CLASS SETTLEMENT AGREEMENT

                              TABLE OF CONTENTS

Additional Policy Claim . . . . . . . . . . . . . . . . . . . . . . . .    1
Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
April 9 Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
Asbestos Lung Disease I or ALD-1  . . . . . . . . . . . . . . . . . . .    2
Asbestos Lung Disease II or ALD-2 . . . . . . . . . . . . . . . . . . .    3
Attorney Ad Litem . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
B-reader Report . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Claimant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Claims Resolution Facility  . . . . . . . . . . . . . . . . . . . . . .    4
Class Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
Class Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Class Member Claim  . . . . . . . . . . . . . . . . . . . . . . . . . .    5
CNA Casualty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Columbia  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Continental . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Continental-Pacific Agreement . . . . . . . . . . . . . . . . . . . . .    5
Continental Releasees . . . . . . . . . . . . . . . . . . . . . . . . .    6
Court . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
Coverage Case . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
Defendant Class . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
Defendant Class Counsel . . . . . . . . . . . . . . . . . . . . . . . .    6
Defendant Class Member  . . . . . . . . . . . . . . . . . . . . . . . .    7
Defendant Class Order . . . . . . . . . . . . . . . . . . . . . . . . .    7
Defendant Class Settlement Agreement  . . . . . . . . . . . . . . . . .    7
Defense Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
Designated Settlement Fund or DSF   . . . . . . . . . . . . . . . . . .    7
Distributable Amount  . . . . . . . . . . . . . . . . . . . . . . . . .    7
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Earnings Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Escrow Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Escrow Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Escrow Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Exigent Health Claim  . . . . . . . . . . . . . . . . . . . . . . . . .    8
Expedited Review Claim  . . . . . . . . . . . . . . . . . . . . . . . .    9
Exposed Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Express Indemnity Claim . . . . . . . . . . . . . . . . . . . . . . . .    9
Extreme Hardship Claim  . . . . . . . . . . . . . . . . . . . . . . . .    9
Fibreboard  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
Fibreboard Releasees  . . . . . . . . . . . . . . . . . . . . . . . . .   10
FIFO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Final Decision  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11



Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Fund I  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Fund II . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Fund III  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Global Approval Judgment  . . . . . . . . . . . . . . . . . . . . . . .   12
Global Court  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Global Court Disapproval  . . . . . . . . . . . . . . . . . . . . . . .   16
Global Settlement Agreement . . . . . . . . . . . . . . . . . . . . . .   16
Glossary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Increased Principal Amount, . . . . . . . . . . . . . . . . . . . . . .   17
Initial Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Insurance Policies  . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Insurers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Interim Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Interim Claimant  . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Interim Committee . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Interim Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Judgment Forum Law  . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Liquidation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Lung Cancer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
Malignancy Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
Medical Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
Mesothelioma  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
Non-Malignancy Claim  . . . . . . . . . . . . . . . . . . . . . . . . .   20
Other Cancer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
Other Claims Resolution Facility  . . . . . . . . . . . . . . . . . . .   20
Pacific . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
Pacific Indemnity Agreement . . . . . . . . . . . . . . . . . . . . . .   20
Pacific Releasees . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
Permitted Investments . . . . . . . . . . . . . . . . . . . . . . . . .   21
Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Personal Injury Asbestos Claim  . . . . . . . . . . . . . . . . . . . .   21
PFT Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Principal Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Qualified Arbitrator and Qualified Mediator . . . . . . . . . . . . . .   24
Qualified Settlement Fund or QSF  . . . . . . . . . . . . . . . . . . .   24
Released Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
Representative Defendant  . . . . . . . . . . . . . . . . . . . . . . .   24
Representative Plaintiffs . . . . . . . . . . . . . . . . . . . . . . .   25
Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
Residual Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
Rule 23 Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
Select Counsel for the Beneficiaries or SCB . . . . . . . . . . . . . .   25
Schedule Category . . . . . . . . . . . . . . . . . . . . . . . . . . .   26



Scheduled Disease . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Second Injury Claim . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Settled Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Settlement Agreement  . . . . . . . . . . . . . . . . . . . . . . . . .   27
Settlement Agreement Approval Judgment  . . . . . . . . . . . . . . . .   27
Settlement Agreement Court Disapproval  . . . . . . . . . . . . . . . .   27
Settlement Class  . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
Settlement Class Member . . . . . . . . . . . . . . . . . . . . . . . .   30
Settlement Class Order  . . . . . . . . . . . . . . . . . . . . . . . .   30
Settlement Conference Designee  . . . . . . . . . . . . . . . . . . . .   30
Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
Surplus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
Third Party Claim . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
Third Party Claimant  . . . . . . . . . . . . . . . . . . . . . . . . .   31
Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
Trust Distribution Process  . . . . . . . . . . . . . . . . . . . . . .   31
Trust Estate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
Trust Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
Trustors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
Unreimbursed Borrowings . . . . . . . . . . . . . . . . . . . . . . . .   32
Unsettled Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . .   33











                 1.       "Additional Policy Claim" means each and every

claim, demand, action or suit of any kind (i) which arises under, pursuant to or related to the Insurance Policies by any person or entity, whether directly or indirectly asserted against the Insurers or any third party, or arising under any term or terms or alleged coverage provided by the

Insurance Policies and (ii) which arises directly or indirectly from personal injury resulting from exposure to asbestos or asbestos-containing materials for which Fibreboard may bear legal liability.


                 2.       "Affiliate" of a Person means (i) a Subsidiary of

such Person, (ii) a Person which owns, either alone or with or through one or more Affiliates, directly or indirectly, securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such Person, and

(iii) a Subsidiary of any Affiliate of such Person.


                 3.       "April 9 Agreement" means the agreement between

Continental and Fibreboard Corporation dated April 9, 1993, as it has been amended, pursuant to which Continental and Fibreboard Corporation agreed,

among other things, upon terms and conditions set forth therein, to use their best efforts jointly to negotiate and finalize a global class action settlement with personal injury claimants and Continental agreed, whether or not a global settlement was reached, to pay certain defense and other costs of certain asbestos-related claims on an interim basis.



                 4.       "Asbestos Lung Disease I" or "ALD-1" means either:


                          (1)     a diagnosis of pulmonary asbestosis by a

         board-certified internist or pulmonary specialist based on the following minimum objective criteria:


                               (i)         Chest X-rays for which a B-reader

                 report is furnished showing small irregular opacities of

                 ILO Grade 1/0 and pulmonary function testing and physical

                 examination that shows either:


                                           a.      FVC <80% of predicted

                          with FEV-1/FVC >75% (actual value);
                                         -

                                                   or


                                           b.      TLC <80% of predicted,

                          with either DLCO <76% of predicted or bilateral
                                           -
                          basilar crackles, and also the absence of any

                          probable explanation for this DLCO result or

                          bilateral basilar crackles finding other than the

                          presence of asbestos lung disease; or


                              (ii)         Chest X-rays for which a B-reader

                 report is furnished showing small irregular opacities of

                 ILO Grade 1/1 or greater; and pulmonary function testing

                 that shows either:



                                           a.      FVC <80% of predicted

                          with FEV-1/FVC >72% (actual value) or, if the
                                         -
                          individual tested is at least 68 years old at the

                          time of the testing, with FEV-1/FVC >65% (actual
                                                              -
                          value);


                                                   or


                                           b.      TLC <80% of predicted.


                                                   or



                          (2)     A statement by a board-certified

         pathologist that more than one representative section of lung tissue otherwise uninvolved with any other process (e.g., cancer or emphysema) demonstrates a pattern of peribronchiolar or parenchymal scarring in the presence of characteristic asbestos bodies, and also that there is no other more likely explanation for the presence of the fibrosis.


                 5.       "Asbestos Lung Disease II" or "ALD-2" means a

diagnosis by a qualified physician that indicates other abnormalities of the parenchyma or pleura attributed to prior asbestos exposure, including pleural plaques, pleural thickening, pleural encasement and mild parenchymal fibrosis not meeting the definition of ALD-1.



                 6.       "Attorney Ad Litem" means Professor Eric Green of

Boston University Law School or such successor as may be appointed by the

Court.


                 7.       "Beneficiary" means any Settlement Class Member

who asserts a Class Member Claim, now or at any time in the future.


                 8.       "B-reader Report" means a report of a B-reader

certified at the time the report is prepared (or of an individual who at one time was a certified B-reader and who has not subsequently failed the examination for certification or recertification as a B-reader) based on chest x-rays of an Exposed Person.


                 9.       "Claimant" means any Person, or legal

representative of a Person, who seeks recovery from the Trust for a Personal

Injury Asbestos Claim of any kind.


                 10.      "Claims Resolution Facility" means a facility that

establishes a method for the liquidation and resolution of claims that is administered by the Trust.


                 11.      "Class Action" means Ahearn et al. v. Fibreboard

Corp. et al., 6:93 cv 526 (E.D. Tex.), filed by Representative Plaintiffs in the Global Court on behalf of themselves and the Settlement Class against

Fibreboard Corporation on September 9, 1993.



                 12.   "Class Counsel" means Joseph F. Rice and

Joseph B.Cox, Jr., of the firm of Ness, Motley, Loadholt, Richard Poole, P.C.;

Harry F. Wartnick, of the firm of Cartwright, Slobodin, Bokelman, Borowsky,

Wartnick, Moore & Harris, Inc.; and Steven Kazan, of the firm of Kazan,

McClain, Edises & Simon; or successors of the foregoing individuals.


                 13.      "Class Member Claim" means any Personal Injury

Asbestos Claim of a Settlement Class Member.


                 14.      "CNA Casualty" means CNA Casualty Company of

California, a California corporation.


                 15.      "Columbia" means Columbia Casualty Company, an

Illinois Corporation.


                 16.      "Continental" means Continental Casualty Company,

an Illinois Corporation.


                 17.      "Continental-Pacific Agreement" means the

agreement between Continental and Pacific dated as of October 12, 1993 pursuant to which Continental and Pacific settled the dispute between them and agreed upon terms for the sharing of liabilities of each of them with respect to certain asbestos-related claims.

                 18.      "Continental Releasees" are as defined in Section

2.5(B) of the Global Settlement Agreement.


                 19.      "Court" means the Honorable Robert M. Parker, now

the Chief Judge for the United States District Court for the Eastern

District of Texas.  In the event that for any reason Judge Parker ceases to be a Judge of the United States as defined in Article III of the United

States Constitution or otherwise cannot fulfill the responsibilities of the

Court, the term "Court" shall mean any United States Circuit or District

Judge designated by the Chief Judge of the United States Court of Appeals of

the Fifth Circuit to exercise continuing jurisdiction over the Trust and the

Global Settlement Agreement.


                 20.      "Coverage Case" means the action bearing the

caption Asbestos Insurance Coverage Cases, Judicial Council Coordination

Proceeding No. 1072, which was pending as of the date of the Global

Settlement Agreement in the Court of Appeal of the State of California,

First Appellate District, Division One, Nos. A049419 et al.


                 21.      "Defendant Class" means all Persons with Third

Party Claims.

                 22.      "Defendant Class Counsel" means Richard Josephson

of Baker & Botts and R. Bruce Shaw of Nelson, Mullins, Riley & Scarborough

or their successors.



                 23.      "Defendant Class Member" means any Person who or

which is a member of the Defendant Class.


                 24.      "Defendant Class Order" means an order of the

Court finally certifying the Defendant Class as a class for settlement purposes under Rule 23(b)(1) and/or (b)(2) of the Federal Rules of Civil

Procedure.


                 25.      "Defendant Class Settlement Agreement" means the

agreement annexed to the Global Settlement Agreement as Exhibit C.


                 26.      "Defense Costs" mean Fibreboard Corporation's

defense fees and costs, including case management system fees and costs, as more fully defined in the Settlement Agreement.


                 27.      "Designated Settlement Fund" or "DSF" is as

defined in Section 468B of the Internal Revenue Code of 1986.


                 28.      "Distributable Amount" means, with respect to

Fund I, Fund II or Fund III, for any Fiscal Year, the sum of the Earnings

Amount for that Fund for that Fiscal Year plus (i) the Principal Amount or

(ii) in the event that the provisions of Appendix 1 to the Trust

Distribution Process apply, the Increased Principal Amount, for that Fiscal

Year.



                 29.      "Distribution Date" is as defined in paragraph E.4

of the Trust Distribution Process.


                 30.      "Earnings Amount" means, with respect to Fund I,

Fund II or Fund III, as the case may be, all elements of current periodic income from such Fund (other than any such income on the amounts in the

Reserve Account), including interest, periodic dividends (but not special,

liquidating or wasting dividends), rent, royalty and other similar payments which represent earnings or profit on an asset, and do not represent elements of appreciation or gain or depreciation or loss (whether realized or unrealized) on an asset, all determined on an accrual basis in accordance with generally accepted accounting principles.


                 31.      "Escrow Agent" means the Person acting as escrow

agent pursuant to the Escrow Agreement.


                 32.      "Escrow Agreement" means an Escrow Agreement

substantially in the form attached to the Global Settlement Agreement as

Exhibit D.


                 33.      "Escrow Fund" means the escrow account established

pursuant to Section 2.3(A) of the Global Settlement Agreement.


                 34.      "Exigent Health Claim" means a Class Member Claim

that is supported by an affidavit or declaration made under penalty of perjury from a physician who has examined the Settlement Class Member within



120 days of the date of the affidavit or declaration, which states that the physician believes that because of asbestos-related disease there is substantial medical doubt that the Settlement Class Member will survive beyond six months from the date of the declaration or affidavit.


                 35.      "Expedited Review Claim" is as defined in Section

B.2 of the Trust Distribution Process.


                 36.      "Exposed Person" means the individual whose

exposure to asbestos results in a Personal Injury Asbestos Claim.


                 37.      "Express Indemnity Claim" means a Third Party

Claim (i) which asserts that Fibreboard is liable to indemnify or reimburse the holder of such claim for payments made or liabilities, expenses or costs incurred by such claim holder on account of an asbestos-related personal injury claim asserted against such claim holder by a Settlement Class Member and (ii) which would not be barred under applicable law by a court determination that a settlement between Fibreboard (or the Trust) and the

Settlement Class Member asserting such asbestos-related personal injury claim was made in good faith.


                 38.      "Extreme Hardship Claim" means a Class Member

Claim as to which the Interim Committee (if the Class Member Claim is submitted during the Interim Period) or the Trust (if the Class Member Claim

is submitted after entry of Global Approval Judgment), in its sole


discretion, determines that because of an asbestos-related disease the

Settlement Class Member is suffering a severe financial hardship.


                 39.      "Fibreboard" means Fibreboard Corporation;

Fibreboard Paper Products Corporation; Fibreboard Products, Incorporated;

Paraffine Companies, Incorporated; Plant Rubber & Asbestos Works; Pabco

Products, Incorporated; and Pabco Insulation Corporation; and each of their respective predecessors, Subsidiaries and divisions, and with regard to

Fibreboard Corporation's liability only, each of their respective successors in interest.


                 40.      "Fibreboard Releasees" mean the following

entities, each of their respective predecessors, Subsidiaries, divisions,

current and former attorneys, officers, directors and employees, and, with regard to Fibreboard Corporation's liability only, each of their respective successors in interest:


                 (i)      Fibreboard Corporation; Fibreboard Paper Products

                          Corporation; Fibreboard Products, Incorporated;

                          Paraffine Companies, Incorporated; Plant Rubber &

                          Asbestos Works; Pabco Products, Incorporated; and

                          Pabco Insulation Corporation;





                 (ii)     Louisiana-Pacific Corporation (other than for

                          asbestos-related claims against Louisiana-Pacific

                          which (a) state a basis for liability by

                          Louisiana-Pacific wholly independent of any

                          relationship between Louisiana-Pacific and

                          Fibreboard Corporation or any act or omission in

                          connection with such a relationship, and (b) as to

                          which there is no basis for any claim against

                          Fibreboard Corporation by the claimant or by

                          Louisiana-Pacific).


                 41.      "FIFO" means first in, first out.


                 42.      "Final Decision" means the final decision or

decisions obtained when all the issues that are pending in the Coverage Case by Fibreboard Corporation against certain of the Insurers have been finally resolved and no further appellate review or remand proceedings are possible with respect to such claims.


                 43.      "Fiscal Year" means the calendar year, except that

the first Fiscal Year shall be that portion of a calendar year commencing with the date of execution of the Trust Agreement and ending on the last day of the calendar year in which such execution occurs, and references to a number of Fiscal Years after Global Approval Judgment shall be determined based on the assumption that the first Fiscal Year after Global Approval

Judgment shall be the Fiscal Year during which Global Approval Judgment occurs.



                 44.      "Fund I" is as defined in paragraph E of the Trust

Distribution Process.


                 45.      "Fund II" is as defined in paragraph E of the

Trust Distribution Process.


                 46.      "Fund III" is as defined in paragraph E of the

Trust Distribution Process.


                 47.      "Global Approval Judgment" means a judgment, order

or other decree issued and entered by the Global Court in an action in which

Fibreboard Corporation, Continental, CNA Casualty, Columbia, Pacific, the

Settlement Class and all persons having or who may have Third Party Claims have been made parties, either directly or in a representative capacity, as to which judgment, order or decree any appeal (and subsequent remand, if any) has been finally decided and no further appeal or petition for certiorari can be taken or granted and which judgment, order or decree:


                 (a)      approves the terms and provisions of the Global

                          Settlement Agreement, including the releases and

                          indemnities contained therein;


                 (b)      approves the Trust Agreement and the Trust

                          Distribution Process incorporated in the Global

                          Settlement Agreement;



                 (c)      orders the parties to implement the Global

                          Settlement Agreement;


                 (d)      determines and awards the fees and expenses of

                          Class Counsel;


                 (e)      declares that the settlement reflected by the

                          Global Settlement Agreement, with respect to both

                          Class Member Claims and Third Party Claims, is

                          fair, reasonable and adequate and was entered into

                          in good faith;


                 (f)      declares that the Settlement Class Members and the

                          Defendant Class Members have received adequate

                          notice of the settlement contemplated by the

                          Global Settlement Agreement and Rule 23 of the

                          Federal Rules of Civil Procedure;


                 (g)      declares that the Settlement Class Members have

                          been adequately, professionally and ethically

                          represented by Class Counsel;


                 (h)      orders all Class Member Claims, except for claims

                          for punitive or exemplary damages, directed to the

                          Trust for disposition pursuant to the Trust

                          Agreement and Trust Disposition Process;



                 (i)      declares that, as provided in Section 2.2(B) of

                          the Global Settlement Agreement, only payment of

                          funds pursuant to the Settlement Class Members'

                          individual settlements with the Trust shall

                          trigger the notice, approval and forfeiture

                          provisions of the Longshore and Harbor Workers

                          Compensation Act and other similar state and

                          federal workers compensation provisions;


                 (j)      orders dismissal on the merits, without costs and

                          with prejudice, of the Class Action and all of the

                          Class Member Claims (including all punitive and

                          exemplary damage claims) against the Fibreboard,

                          Continental and Pacific Releasees;


                 (k)      declares the provision contained in the Global

                          Settlement Agreement whereby Fibreboard

                          Corporation and the Insurers agree that the

                          Insurers shall be discharged from any further

                          obligation under or in connection with the

                          Insurance Policies, except as an Insurer has

                          specifically assumed under the Global Settlement

                          Agreement or has preserved under the Settlement

                          Agreement (and the related agreements referred to

                          therein), to be fair, reasonable and

                          non-collusive;



                 (l)      discharges the Fibreboard, Continental and Pacific

                          Releasees from any further liability with respect

                          to any Class Member Claim or Third Party Claim;


                 (m)      permanently enjoins Fibreboard Corporation from

                          asserting any claim released or discharged under

                          the Global Settlement Agreement against any

                          Continental or Pacific Releasee;


                 (n)      permanently enjoins any Settlement Class Member or

                          Third Party Claimant from asserting any claim

                          released or discharged under the Global Settlement

                          Agreement against any Fibreboard, Continental or

                          Pacific Releasee;


                 (o)      approves the provisions set forth in the Global

                          Settlement Agreement and the Trust Distribution

                          Process for the resolution of Third Party Claims;

                          and


                 (p)      retains exclusive jurisdiction in the Court

                          rendering such judgment, order or decree (1) to

                          enforce the provisions of such judgment, order or

                          decree, (2) to resolve any disputes as to the

                          performance or interpretation of the Global

                          Settlement Agreement, or such judgment, order or

                          decree, (3) to adjudicate any attempt by any

                          person to challenge such judgment, order or decree


                          in any respect, and (4) over the maintenance,

                          administration and distribution of the Trust and

                          the funds contained therein, subject to and in

                          accordance with the provisions of the Trust

                          Agreement and the Trust Distribution Process

                          incorporated therein;


provided that Global Approval Judgment shall not be deemed to have been entered unless and until either Settlement Agreement Approval Judgment has been entered or Settlement Agreement Court Disapproval occurs.


                 48.      "Global Court" means the United States District

Court for the Eastern District of Texas.


                 49.      "Global Court Disapproval" means a judgment, order

or other decree of the Global Court or other court of competent jurisdiction in an action in which Fibreboard Corporation, Continental, CNA Casualty,

Columbia, Pacific and the Settlement Class have been made parties, as to which judgment, order or decree any appeal (and subsequent remand, if any)

has been finally decided and no further appeal or petition for certiorari can be taken or granted and which judgment, order or decree disapproves or declines to approve the Global Settlement Agreement.


                 50.      "Global Settlement Agreement" means the settlement

agreement as of August 27, 1993 among Continental, CNA Casualty, Columbia,



Pacific, Fibreboard Corporation and the Representative Plaintiffs as

representatives of the Settlement Class.


                 51.      "Glossary" means this Exhibit A to the Global

Settlement Agreement.


                 52.      "Increased Principal Amount," (i) for any of the

third through the twelfth Fiscal Years after Global Approval Judgment, means

125% of the Principal Amount for such Fiscal Year and (ii) for any of the sixteenth through the twentieth Fiscal Years after Global Approval Judgment,

means 112.5% of the Principal Amount for such Fiscal Year.

                 53.      "Initial Trustee"  is as defined in Section 7.18

of the Trust Agreement.

                 54.      "Insurance Policies" mean policy number

CLP 3197650 issued by Continental effective May 4, 1957, in favor of

Fibreboard Corporation under its former name, Fibreboard Paper Products

Corporation, policy number RD 951 90 81 issued by Continental, policy number

RDU 975 65 87 issued by CNA Casualty and an endorsement thereto issued by

Continental, policy number RDU 186 27 82 issued by Columbia, policy number

RDU 186 30 62 issued by Columbia, policy number RDU 365 32 19 issued by

Columbia, the policy that was alleged by Fibreboard Corporation to have been issued by Continental in the period 1954-1956, and policy number LAC 88700 found to have been issued by Pacific to Fibreboard Corporation effective


May 4, 1956, and any other policies that were, or may be alleged to have been,

issued to Fibreboard Corporation by any of the Insurers, including those set forth in the Pacific Indemnity Agreement.


                 55.      "Insurers" mean (i) Continental, CNA Casualty,

Columbia and all insurance or indemnity companies controlling, controlled by or under common control with any of them and (ii) Pacific and all insurance or indemnity companies controlling, controlled by or under common control with it.


                 56.      "Interim Claim" is as defined in Section 7.1 of

the Global Settlement Agreement.


                 57.      "Interim Claimant" is a Person asserting an

Interim Claim.


                 58.      "Interim Committee" is as defined in Section 7.1

of the Global Settlement Agreement.


                 59.      "Interim Period" is as defined in Section 7.1 of

the Global Settlement Agreement.


                 60.      "Judgment Forum Law" is as defined in Section

H.1.a of the Trust Distribution Process.


                 61.      "Liquidation" occurs with respect to any Class

Member Claim or Third Party Claim on the date on which the validity and amount thereof is finally determined pursuant to the Trust Distribution



Process or the date on which a final, nonappealable judgment is entered against the Trust with respect to such Class Member Claim or Third Party

Claim.


                 62.      "Lung Cancer" means a diagnosis by a qualified

physician of a malignant primary tumor of any cell type, originating within the lung, caused or contributed to by exposure to asbestos.


                 63.      "Malignancy Claim" means a claim for Mesothelioma,

Lung Cancer, or Other Cancer as defined in this Glossary.


                 64.      "Medical Report" means a written narrative report

by a physician confirming that (i) an Exposed Person has an asbestos-related personal injury or disease, based on a physical examination (as reflected in medical records or performed by the physician preparing the narrative report) of the Exposed Person, or (ii) following review of pertinent medical records and information, that an asbestos-related personal injury or disease caused or substantially contributed to the death of an Exposed Person.


                 65.      "Mesothelioma" means a diagnosis by a board

certified pathologist of a malignant tumor caused or contributed to by exposure to asbestos originating in the mesothelial cells of the pleura,

peritoneum or like tissue, or reasonable equivalent clinical diagnosis in the absence of adequate tissue for pathological diagnosis.


                 66.      "Non-Malignancy Claim" means a claim for ALD-1 or

ALD-2 as defined in this Glossary.


                 67.      "Other Cancer" means a diagnosis by a qualified

physician that indicates a malignant tumor originating in the larynx,

pharynx, stomach, esophagus, colon or rectum, caused or contributed to by exposure to asbestos.


                 68.      "Other Claims Resolution Facility" means a

facility that establishes a method for the liquidation and resolution of asbestos-related personal injury claims administered by a Person other than the Trust.


                 69.      "Pacific" means Pacific Indemnity Company, a

California corporation.

                 70.      "Pacific Indemnity Agreement" collectively means

the Agreement and a Rescission of Insurance Policies, both dated March 27,

1992, between Fibreboard Corporation and Pacific, pursuant to which Pacific and Fibreboard Corporation agreed to settle their insurance coverage dispute.


                 71.      "Pacific Releasees" are as defined in Section

2.5(C) of the Global Settlement Agreement.



                 72.      "Permitted Investments" are as defined in

Section 4.3 of the Trust Agreement.


                 73.      "Person" means any individual, corporation,

partnership or association, whether or not incorporated, and any federal,

state or local government or agency thereof, or any other entity and his,

her or its legal representative.


                 74.      "Personal Injury Asbestos Claim" means:


                 (i) each and every claim, demand, action or suit of any

                 kind for personal injury arising, directly or indirectly,

                 from exposure to asbestos-containing products (including,

                 without limitation, any direct action claim, wrongful death claim, punitive or exemplary damages claim, loss of

                 consortium claim, fear of disease claim, bad faith claim,

                 or surviving personal injury claim), and whether such

                 injury manifested itself heretofore or hereafter, or (ii)

                 any claim, demand, action or suit of any kind arising,

                 directly or indirectly, from any such claim, demand, action or suit referred to in (i) above (including without

                 limitation any bad faith claim, contribution claim,

                 indemnity claim, warranty claim, direct action claim or

                 Additional Policy Claim)


against Fibreboard, against the Insurance Policies or against the Insurers in any way predicated on obligations created by the Insurance Policies;

provided, however, that a Personal Injury Asbestos Claim shall not include


any claim for benefits brought by an employee or his or her personal representative under any federal or state workers compensation statute

(including, but not limited to, the United States Longshore and Harbor

Workers Compensation Act and the Federal Employees Compensation Act), but

shall include any subrogation, contribution or indemnity claim arising from such claim for benefits.


                 75.      "PFT Report" means a report by a pulmonary

specialist or a board-certified internist interpreting the results of pulmonary function testing of an Exposed Person.


                 76.      "Principal Amount" means, for any Fiscal Year

after Global Approval Judgment:

         (i) (a) (x) the aggregate fair market value of all of the investment assets contained in the Fund for which the Distributable Amount is being determined (excluding the then outstanding balance of the Reserve Account) at the close of business on the last business day of the Fiscal Year for which the calculation is made, minus (y) the Earnings Amount for such Fiscal Year, plus (z) all amounts, if any, paid during such Fiscal Year for Trust Expenses, Class Member Claims, Third Party Claims and payments made pursuant to Section 7.16 of the Trust Agreement, in each case for such Fiscal Year (other than any such payments made out of the Reserve Account), minus

                 (b) for any Fiscal Year prior to the 21st Fiscal Year after Global Approval Judgment, the greater of (i) Zero and (ii) the lesser of (Y) the aggregate Surplus for all prior Fiscal Years and (Z) Zero minus Unreimbursed Borrowings; multiplied by

         (ii) a fraction, the numerator of which is one and the denominator of which is the number of Fiscal Years that will occur from the beginning of the Fiscal Year for which


                 the calculation is made through and including the end of the 25th Fiscal Year after Global Approval Judgment in the case of Fund I, the 20th Fiscal Year after the end of Fund I (or, if the Trustees have determined to delay the transfer of the remaining balance in Fund II beyond the twentieth Fiscal Year after the end of Fund I pursuant to Section E.2.c(ii) of the Trust Distribution Process, the end of Fund II so determined by the Trustees) in the case of Fund II and the 15th Fiscal Year after the end of Fund II in the case of Fund III (so that, for example, for the Principal Amount applicable to the tenth Fiscal Year after Global Approval Judgment, such denominator would be 16);


provided, however, that


         (1) for the first Fiscal Year after Global Approval Judgment (a)

         the numerator in the fraction stated in clause (ii) above shall be a fraction in which the numerator is the number of full weeks in such Fiscal Year (but not less than one) and the denominator is 52

         (to adjust for the length of such Fiscal Year) and (b) the

         Principal Amount determined as provided above, including as set forth in clause (1)(a) of this proviso shall be multiplied by 0.4;


         (2) for the second Fiscal Year after Global Approval Judgment the

         Principal Amount shall be the sum of (A) the Principal Amount otherwise determined as provided in this definition of Principal

         Amount multiplied by 0.4, plus (B) the Principal Amount with respect to the first Fiscal Year after Global Approval Judgment as determined in clause (1) above multiplied by 0.75; and






         (3) for each of the twenty-first through the twenty-fifth Fiscal

         Years after Global Approval Judgment, the Distributable Amount may be increased by the Trustees up to an amount not in excess of the

         Principal Amount and the Earnings Amount that was in effect for the twentieth Fiscal Year after Global Approval Judgment.


                 77.      "Qualified Arbitrator" and "Qualified Mediator"

shall each be an impartial, neutral person.  No person shall serve as an arbitrator or mediator if he/she has any financial or personal interest in the proceedings or, except when otherwise agreed by the parties, in any asbestos-related matters.  Prior to accepting an appointment, the prospective arbitrator or mediator shall disclose any circumstances likely to create a reasonable inference of bias or prevent a prompt hearing or conference with the parties.

                 78.      "Qualified Settlement Fund" or "QSF" is as defined

in the Treasury Regulations under Section 468.B of the Internal Revenue Code of 1986.


                 79.      "Released Parties" collectively, and "Released

Party" individually, mean the Fibreboard, Continental and Pacific Releasees.


                 80.      "Representative Defendant" means Owens-Illinois,

Inc., a Delaware corporation, or such other Person or Persons as may be certified by the Global Court, in the capacity as representative(s) of the

Defendant Class Members.



                 81.      "Representative Plaintiffs" mean Gerald Ahearn,

James Dennis and Charles W. Jeep, the named plaintiffs in the Class Action,

or such other, lesser or greater number of Representative Plaintiffs as may be certified by the Global Court, in their capacities as representatives of the interests of the Settlement Class Members.


                 82.      "Reserve Account" means the reserve (which shall

be part of Fund I) in the original principal amount described on Appendix I to the Trust Distribution Process as such amount may be increased or decreased from time to time in accordance with the provisions described on

Appendix 1 to the Trust Distribution Process and by earnings, capital gains or losses or other similar items.


                 83.      "Residual Claim" means any Express Indemnity Claim

or Additional Policy Claim, the disposition of which becomes the responsibility of the Trust pursuant to the Global Approval Judgment.


                 84.      "Rule 23 Notice" means the notice to be given to

the Settlement Class Members and Defendant Class Members pursuant to Rule 23 of the Federal Rules of Civil Procedure.


                 85.      "Select Counsel for the Beneficiaries" or "SCB"

means four lawyers, initially:  Joseph B. Cox, Jr., Steven Kazan, Joseph F.



Rice and Harry F. Wartnick, and a fifth to be selected unanimously by the other four lawyers as provided in Section 6.1 of the Trust Agreement.


                 86.      "Schedule Category" means:  1) Mesothelioma and

Lung Cancer; 2) ALD-1 and Other Cancer; 3) ALD-2; and 4) Residual Claims.


                 87.      "Scheduled Disease" means Mesothelioma, Lung

Cancer, Other Cancer, Asbestos Lung Disease I and Asbestos Lung Disease II.


                 88.      "Second Injury Claim" is a Malignancy Claim by a

Claimant who settled a Non-Malignancy Claim in exchange for a limited release which allowed subsequent Malignancy Claims.


                 89.      "Settled Claims" mean claims of individuals for

asbestos-related personal injuries (a) that are not Class Member Claims and

(b) that as of August 27, 1993 had been settled (by Fibreboard Corporation or by Fibreboard Corporation and Continental) or were the subject of a verdict or judgment.


                 For the purposes of this definition, a claim included

within the terms of a settlement agreement (whether written, oral or placed on a court record) prior to August 27, 1993 shall be deemed to have been settled before August 27, 1993 even if (i) an opt-out right with respect to that claim has been or is exercised, or (ii) the settlement is subsequently repudiated by the Plaintiff; provided, however, that no claim which was included within the terms of a settlement agreement and which was not filed


prior to August 27, 1993 shall be deemed settled unless it was eligible to be processed and liquidated prior to August 27, 1993.


                 90.      "Settlement Agreement" means the agreement among

Fibreboard Corporation, Continental, CNA Casualty, Columbia and Pacific

dated as of October 12, 1993 pursuant to which they agreed, among other things, to settle and compromise all claims and potential claims against the

Insurers under the Insurance Policies.


                 91.      "Settlement Agreement Approval Judgment" is as

defined in the Settlement Agreement.


                 92.      "Settlement Agreement Court Disapproval" is as

defined in the Settlement Agreement.


                 93.      "Settlement Class" means:


                 (a)      All persons (or their legal representatives) who

                          prior to August 27, 1993 were exposed, directly or

                          indirectly (including but not limited to exposure

                          through the exposure of a spouse, household member

                          or any other person), to asbestos or to

                          asbestos-containing products for which Fibreboard

                          may bear legal liability and who have not, before

                          August 27, 1993, (i) filed a lawsuit for any

                          asbestos related personal injury, or damage, or


                          death arising from such exposure in any court

                          against Fibreboard or persons or entities for

                          whose actions or omissions Fibreboard bears legal

                          liability;  or (ii) settled a claim for any

                          asbestos-related personal injury, or damage, or

                          death arising from such exposure with Fibreboard

                          or with persons or entities for whose actions or

                          omissions Fibreboard bears legal liability;


                 (b)      All persons (or their legal representatives)

                          exposed to asbestos or to asbestos-containing

                          products, directly or indirectly (including but

                          not limited to exposure through the exposure of a

                          spouse, household member or any other person), who

                          dismissed an action prior to August 27, 1993

                          without prejudice against Fibreboard, and who

                          retain the right to sue Fibreboard upon

                          development of a nonmalignant disease process or a

                          malignancy; provided, however, that the Settlement

                          Class does not include persons who filed and, for

                          cash payment or some other negotiated value,

                          dismissed claims against Fibreboard, and whose

                          only retained right is to sue Fibreboard upon

                          development of an asbestos-related malignancy; and


                 (c)      All past, present and future spouses, parents,

                          children and other relatives (or their legal

                          representatives) of the class members described in


                          paragraphs (a) and (b) above, except for any such

                          person who has, before August 27, 1993, (i) filed

                          a lawsuit for the asbestos-related personal

                          injury, or damage, or death of a class member

                          described in paragraph (a) or (b) above in any

                          court against Fibreboard (or against entities for

                          whose actions or omissions Fibreboard bears legal

                          liability), or (ii) settled a claim for the

                          asbestos-related personal injury, or damage, or

                          death of a class member described in (a) or (b)

                          above with Fibreboard (or with entities for whose

                          actions or omissions Fibreboard bears legal

                          liability).



                 For the purposes of this definition, a claim included

within the terms of a settlement agreement (whether written, oral, or placed on a court record) prior to August 27, 1993 shall be deemed to have been settled before August 27, 1993 even if (i) an opt-out right with respect to that claim has been or is exercised, or (ii) the settlement is subsequently repudiated by the Plaintiff; provided, however, that no claim which was included within the terms of a settlement agreement and which claim was not filed prior to August 27, 1993 shall be deemed settled unless it was eligible to be processed and liquidated prior to August 27, 1993.


                 94.      "Settlement Class Member" means any Person who is

a member of the Settlement Class.



                 95.      "Settlement Class Order" means an order of the

Court finally certifying the Settlement Class as a class under Rule

23(b)(1)(B) of the Federal Rules of Civil Procedure for settlement purposes.


                 96.      "Settlement Conference Designee" is as defined in

paragraph D.1 of the Trust Distribution Process.


                 97.      "Subsidiary" means, with respect to any Person,

any corporation or other entity in which that Person owns, directly or indirectly, securities or other ownership interest having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions.


                 98.      "Surplus" means, as of any Distribution Date:


                          (i)     the Distributable Amount for the prior

Fiscal Year, minus


                          (ii)    the aggregate amounts (other than payments

from the Reserve Account) actually paid by the Trust for Trust Expenses,

Class Member Claims, Third Party Claims and payments made pursuant to

Section 7.16 of the Trust Agreement, in each case for such prior Fiscal

Year.


                 99.      "Termination Date" is as defined in Section 7.2 of

the Trust Agreement.



                 100.     "Third Party Claim" shall mean any Personal Injury

Asbestos Claim that is not a Class Member Claim, except for Settled Claims,

Unsettled Claims or any claims arising directly or indirectly from any such

Settled Claims or Unsettled Claims.


                 101.     "Third Party Claimant" shall mean any Person

having a Third Party Claim.


                 102.     "Trust" means the trust referred to in Article V

of the Global Settlement Agreement.

                 103.     "Trust Agreement" means the Fibreboard Asbestos

Compensation Trust Agreement among Continental, CNA Casualty, Columbia,

Pacific, Fibreboard Corporation and the Trustees attached as Exhibit B to the Global Settlement Agreement.


                 104.     "Trust Distribution Process" means Annex A to the

Trust Agreement.


                 105.     "Trust Estate" at any time means all assets of the

Trust at such time.


                 106.     "Trust Expenses" means all expenses of the Trust

(including, without limitation, compensation, legal, accounting and other professional fees, expenses relating to the operation of a Claims Resolution



Facility, an Other Claims Resolution Facility, disbursements and related expenses, administrative expenses, taxes and related expenses, the cost of liability insurance and reimbursement and indemnification payments), other than payments in respect of Class Member Claims and Third Party Claims and payments made pursuant to Section 7.16 of the Trust Agreement.


                 107.     "Trustees" are as defined in Section 7.18 of the

Trust Agreement.


                 108.     "Trustors" mean Continental, CNA Casualty,

Columbia, Pacific and Fibreboard Corporation.


                 109.     "Unreimbursed Borrowings" means, as of any

Distribution Date:


                 (a)      the aggregate of the Principal Amounts (not

including any Increased Principal Amounts) and Earnings Amounts for all

Fiscal Years prior to the Fiscal Year to which such Distribution Date relates, minus

                 (b)      the aggregate amounts (other than payments from

the Reserve Account) actually paid by the Trust for Trust Expenses, Class

Member Claims and Third Party Claims for all such prior Fiscal Years.



                 110.     "Unsettled Claims" shall mean claims of

individuals for asbestos-related personal injuries brought against

Fibreboard in lawsuits filed prior to August 27, 1993 and that are not

Settled Claims.  For purposes of this definition, "Unsettled Claims" shall include claims of persons who filed and for cash payment or some other negotiated value dismissed claims against Fibreboard and whose only retained right is to sue Fibreboard upon development of an asbestos-related malignancy.





                                   -33-